UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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V. F. CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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V.F. CORPORATION
1551 WEWATTA ST.
DENVER, CO 80202

V52700-P10782-Z87356

Your **Vote** Counts!

V.F. CORPORATION

2024 Annual Meeting
Vote by July 22, 2024
11:59 PM ET



You invested in V.F. CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 23, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

July 23, 2024
10:30 a.m., Mountain Time

Virtually at:
www.virtualshareholdermeeting.com/VFC2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect directors to serve until the 2025 Annual Meeting of Shareholders.	
	Nominees:	
1a.	Richard T. Carucci	For
1b.	Alexander K. Cho	For
1c.	Juliana L. Chugg	For
1d.	Bracken P. Darrell	For
1e.	Trevor A. Edwards	For
1f.	Mindy F. Grossman	For
1g.	Mark S. Hoplamazian	For
1h.	Laura W. Lang	For
1i.	W. Rodney McMullen	For
1j.	Clarence Otis, Jr.	For
1k.	Carol L. Roberts	For
1l.	Matthew J. Shattock	For
1m.	Kirk C. Tanner	For
2.	Advisory vote to approve named executive officer compensation.	For
3.	Vote to approve the amendment and restatement of the 1996 Stock Compensation Plan.	For
4.	Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V52701-P10782-Z87356